QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.56

AMENDMENT TWO

        This AMENDMENT TWO to THE SKYWORKS-JAZZ WAFER SUPPLY AND SERVICES AGREEMENT ("Amendment Two") is entered into this 13th day of June, 2003 ("Effective Date") between JAZZ SEMICONDUCTOR, a Delaware limited liability company ("Jazz" or "Company"), and SKYWORKS SOLUTIONS, INC. a Delaware corporation ("Skyworks")

PURPOSES

        Whereas, AMENDMENT ONE TO THE SKYWORKS-JAZZ WAFER SUPPLY AND SERVICES AGREEMENT (the "Amendment One") was entered into as of May 2, 2003 by and between JAZZ SEMICONDUCTOR, a Delaware limited liability company ("Jazz" or "Company"), and SKYWORKS SOLUTIONS, INC. A Delaware corporation ("Skyworks"); and

        Whereas, in the exercise of Section 4.2.2 of Amendment One, Jazz and Skyworks have agreed to supplemental terms and conditions incorporated by Amendment Two in order to secure the manufacturing at Jazz for the following Skyworks parts and their derivatives: [...***...]

Whereas, Jazz and Skyworks desire to amend the Skyworks-Jazz Wafer Supply and Services Agreement as Amended in Amendment One, to include the provisions contained herein;

AMENDMENT

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations and agreements set forth herein, the parties agree as follows:

1.     Skyworks [...***...].

        1.1    Design.    Skyworks shall design [...***...] using the [...***...].

        1.2    Migration.    Skyworks will use commercially reasonable efforts to migrate [...***...] to the Jazz [...***...] process, at the first opportunity, provided such migration has no significant impact on time to market or design resources.

Initials	Initials

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

        1.3    Pricing.    Wafer invoice price for [...***...] shall be based on the following table*:

[...***...]

        1.4    [...***...]

2.    [...***...]    In the event that Skyworks launches the development of [...***...], Skyworks agrees that [...***...] shall be designed using Jazz processes, including, but not limited to, [...***...]. Upon selection of a specific Jazz process for the design of [...***...], the applicable terms and conditions, pricing and [...***...] shall be governed by the Skyworks-Jazz Wafer Supply and Services Agreement as amended in Amendment One and Amendment Two.

3.    [...***...]

        3.1    Design.    In the event that Skyworks launches the development of [...***...], Skyworks shall design the [...***...] using Jazz processes for the life of that product.

        3.2    Pricing.    Wafer invoice price for the [...***...] shall be based on the following table for the life of the product(s)*:

[...***...]

4.    Except as provided for in this Amendment Two, the terms and conditions of the Skyworks-Jazz Wafer Supply and Services Agreement as amended in Amendment One shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, this Amendment Two has been executed by the duly authorized representatives of the Parties whose signatures appear below.

SKYWORKS SOLUTIONS, INC.		JAZZ SEMICONDUCTOR
Signed:	/s/ MOHY F. ADELGANY	Signed:	/s/ SHU LI
Name:	Mohy F. Adelgany	Name:	Shu Li
Title:	Vice President & Business Director—RF Systems Business Unit	Title:	CEO
Date:	6/13/03	Date:	6/23/03

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 2

[...***...]

Confidential treatment has been requested for portions of this document. This copy of the document filed as an Exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

QuickLinks

  Exhibit 10.56
AMENDMENT TWO
AMENDMENT
SCHEDULE 1
SCHEDULE 2